                     MFS VARIABLE INSURANCE TRUST

                   Supplement to Current Prospectus




         The section of the Trust's Prospectus entitled "Information Concerning Shares of Each Series - Purchases and Redemptions" is hereby amended to add after the first paragraph the following:

              At the sole discretion of the Trust, each Series may pay redemptions either totally or partially by a distribution in-kind of securities (instead of cash) from such Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. Securities distributed by a Fund will be selected by the Adviser in light of the Fund's objective and may not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


           The date of this Supplement is November 15, 1997.